Modern Capital Tactical Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2026

Shares	Fair Value
Closed-End Funds - 72.6%
314,081	abrdn Emerging Markets ex-China Fund, Inc.	$3,015,178
183,141	BlackRock Capital Allocation Term Trust	2,917,436
359,691	BlackRock Innovation and Growth Term Trust	3,248,010
60,000	BlackRock Science and Technology Term Trust	1,801,800
105,355	BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	836,519
191,814	Calamos Convertible Opportunities and Income Fund	2,577,980
31,000	Calamos Global Dynamic Income Fund	276,210
212,248	CBRE Global Real Estate Income Fund	978,463
20,000	Clough Global Opportunities Fund	122,400
90,249	Destra Multi-Alternative Fund	675,063
421,536	Eagle Point Credit Company, Inc.	1,568,114
89,356	Ellington Credit Company	394,954
127,308	FS Credit Opportunities Corp.	635,267
37,390	Highland Global Allocation Fund	281,173
165,910	Highland Income Fund	1,182,938
38,600	Japan Smaller Capitalization Fund, Inc.	454,708
18,418	KKR Income Opportunities Fund	207,387
13,500	The Korea Fund, Inc.	1,015,335
11,540	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	67,855
153,000	Neuberger Berman Next Generation Connectivity Fund, Inc.	2,530,620
14,719	Nuveen Core Plus Impact Fund	149,103
24,531	Nuveen Credit Strategies Income Fund	119,221
18,800	Nuveen Nasdaq-100 Dynamic Overwrite Fund	566,632
28,601	Nuveen Real Estate Income Fund, Inc.	241,106
26,179	Cushing MLP & Infrastructure	1,311,306
8,000	NXG NextGen Infrastructure Income Fund	517,680
436,134	OFS Credit Company, Inc.	1,116,503
224,500	Oxford Lane Capital Corp.	1,966,620
160,935	Royce Micro-Cap Trust, Inc.	2,356,088
28,675	Taiwan Fund, Inc.	2,757,675
75,619	Tekla Healthcare Investors	1,662,106
132,772	Tekla Life Sciences Investors	2,656,768
30,061	Tortoise Energy Infrastructure Corporation	1,288,715
60,664	Virtus Artificial Intelligence & Technology Opportunities Fund	1,702,838
11,000	Virtus Dividend, Interest & Premium Strategy Fund	167,090
96,429	Virtus Global Multi-Sector Income Fund	723,218
137,001	Virtus Stone Harbor Emerging Markets Income Fund	764,466
24,772	Virtus Total Return Fund, Inc.	169,193
71,693	Western Asset Emerging Markets Debt Fund, Inc.	769,983
137,992	Western Asset High Income Opportunity Fund, Inc.	595,021
90,581	XAI Octagon Floating Rate & Alternative Income Trust	1,589,697

TOTAL Closed-End Funds - (Cost $44,893,072)	47,978,439

Common Stocks - 16.00%
Consumer Discretionary - 2.50%
210,000	Arcos Dorados Holdings, Inc.	1,692,600

Energy - 6.80%
51,400	Cenovus Energy, Inc.	1,275,234
121,760	SM Energy Co.	3,177,936
15,000	Transocean, LTD.	73,350
4,526,520

Financials - 1.60%
9,500	Interactive Brokers Group, Inc.	826,880
3,500	Virtu Financial, Inc. - Class A	208,495
1,035,375

Health Care - 0.90%
729,581	Humacyte, Inc.	569,365

Industrials - 0.60%
144,900	Plug Power, Inc.	392,679

Information Technology - 3.60%
1,000	Dell Technologies, Inc. - Class C	431,460
4,500	Intel Corporation	628,335
200,272	Rackspace Technology, Inc.	1,307,776
2,367,571

TOTAL Common Stocks - (Cost $10,794,528)	10,584,110

Exchange Traded Funds - 4.10%
37,000	abrdn Bloomberg All Commodity Strategy K-1 Free ETF	826,580
5,000	NEOS Nasdaq-100® High Income ETF	283,950
10,000	NEOS S&P 500® High Income ETF	530,900
2,500	ProShares UltraPro QQQ ETF	202,500
12,000	Roundhill Memory ETF	886,200

TOTAL Exchange Traded Funds	2,730,130

Real Estate Investment Trusts - 3.80%
374,366	NexPoint Diversified Real Estate Trust	1,942,960
66,353	Seven Hills Realty Trust	559,356

TOTAL Real Estate Investment Trusts - (Cost $2,286,109)	2,502,316

Principal Amount ($)	Coupon Rate (%)	Fair Value
Short Term Investments - 4.80%
Money Market Funds - 4.80%
3,174,927	First American Government Obligations Fund, Class X	3.557	3,174,927

TOTAL Short Term Investments - (Cost $3,174,927)	3,174,927

TOTAL INVESTMENTS - 101.3% - (Cost $63,605,293)	66,969,922
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3%)	(852,823)
NET ASSETS - 100.00%	$66,117,099

(a)	Non-income Producing Security.
(b)	Rate disclosed is the seven day effective yield as of June 30, 2026.

Investment Valuation

The Fund’s investments in securities are carried at market or fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the- counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available (e.g., (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by Modern Capital Management Co. (the “Adviser”), the Fund’s investment Adviser. The Board of Trustees (the “Board”) of the Trust has designated the Adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment Adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices or quotations are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data,estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund’s fair valuation policies and procedures. The Adviser reports to the Board information regarding the fair valuation process and related material matters.
Fair Value Measurements

The fair value hierarchy is categorized into three levels based on the inputs as follows:
• Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund can access.

• Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

• Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Fund’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described above. The following table presents information about the Fund’s assets measured at fair value as of June 30, 2026:

Investments in Securities (a)	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$47,978,439	$-	$-	$47,978,439
Common Stocks (b)	10,584,110	-	-	10,584,110
Exchange Traded Funds	2,730,130	-	-	2,730,130
Real Estate Investment Trusts	2,502,316	-	-	2,502,316
Short Term Investments	3,174,927	-	-	3,174,927
Total	$66,969,922	$-	$-	$66,969,922

(a)	The Fund had no Level 2 or Level 3 holdings as of and during the period ended June 30, 2026.
(b)	Refer to the Schedule of Investments for breakdown by industry.